EXHIBIT 10.174

                      [PANDA PARIS POWER, LLC LETTERHEAD]

July 2, 1998


GE Power Systems and Sales


Re:   Panda Paris Power, LLC ( "Panda")/Ercot I Project:  Letter of Intent

Gentlemen:

Whereas GE Power Systems and Sales ("GE") and Panda are in substantial agreement with regard to the commercial terms associated with the purchase of the Equipment for the Panda Ercot I Project, it is agreed by the Parties to execute a definitive contract document by August 15, 1998 that includes among other terms and conditions the following provisions:

EQUIPMENT:

One lot of material as described in proposal GE-80160AG dated May 15, 1998, which is incorporated herein by reference, ("GTG Units"), and GE STG units. The equipment shall include Qty 4 PG7241 GT Units and Qty 2 nominal 170 MW TC2F30 STG Units (30" last stage buckets). Steam Turbine Scope is as preliminarily defined per Exhibit A attached hereto except the last stage bucket is 30 inches.

EQUIPMENT PRICING:

Qty 4 PG7241 GT Units.......................................$ 104,000,000

Qty 2 TC2F30 nominal 170 MW STG Units.......................$  34,000,000

EQUIPMENT DELIVERY:

Delivery will be FOB factory, with freight allowed for rail transportation to the siding nearest the job site. Title will pass to Panda at the Delivery point, but GE will retain risk of loss until the equipment reaches the rail siding at the site. Delivery is scheduled as follows:

Gas Turbine Generator Units:        2 units by 10/31/99; 2 units by 12/15/99
Steam Turbine Generator Units:      1 unit by 10/15/99; 1 unit by 11/15/99

Delivery dates are dependent on reaching a heads of agreement by July 24, 1998 and completion of the definitive contract document by August 15, 1998, and a full steam turbine release (including finalization of heat balances) by August 1, 1998.

TERMS OF PAYMENT AND TERMINATION:

Payment terms are per attached Schedule "A". Should Panda terminate for convenience, termination charges as indicated in Schedule "B" attached, shall be payable. Credit will be given for payments received. GE shall have the right to terminate the contract should Panda fail to fulfill its obligations under the contract, and in such case, the termination charges will become payable. Panda will pay in cash or Panda will provide a Letter of Credit, in form acceptable to GE, in the amount of the termination charges less payments made to date.

LIQUIDATED DAMAGES - DELIVERY:

Delivery of the Equipment shall be subject to Liquidated Damages as indicated herein:

A.    Equipment Deliveries

For unit delays 1-15 days . . . .. . . . . . . . . .  $15,000 /day per "unit"
For unit  delays 16-30 days . . .. . . . . . . . . .  $25,000 /day per "unit"
For unit  delays > 30 days. . . .. . . . . . . . . .  $50,000 /day per "unit"

LD's shall be capped at 20% of the price of the "unit" in question, and are the sole and exclusive remedy for late delivery.

B.    Substantial Completion:

Subject to GE's review and acceptance of Contractor's schedule for start up and commissioning of the equipment (to insure adequate time for start up and testing), in the event that Substantial Completion is delayed beyond Contractor's guaranteed date, and the Owner assesses liquidated damages, Contractor shall assess liquidated damages as follows:

If during performance, demonstration, or reliability testing, GE's equipment fails to perform according to the guarantees agreed upon and Panda assesses damages, and is the sole cause of the failure to meet the Substantial Completion date, GE shall pay to the Contractor LD's as follows:

For delays in Substantial Completion of 1-30 days . . . . . . . .$320,000 / day*
For delays in Substantial Completion of 31-60 days. . . . . . . .$370,000 / day*
For delays in Substantial Completion of > 60 days . . . . . . . .$470,000 / day*

* Figures are typical for a 1000 MW capacity. Actual LD's to reflect partial operation.

If GE's equipment fails to perform according to the guarantees agreed upon and in conjunction with other equipment causes a delay in achieving the Substantial Completion Date, liquidated damages will be assessed to GE according to the following formula:

      Sum of (Days of delay due to GE's failure divided by (N * total days of Delay)) multiplied by the days of delay beyond the Substantial Completion Date multiplied by the figures above. For example, if GE causes a delay of seven (7) days, along with three other parties, and the Substantial Completion Date is not achieved until two (2) days after the Guaranteed Date, and Panda assesses LD's, the LD's would be calculated as follows:

      The sum of (7 days divided by 4 parties * 7 days) multiplied by 2 days, times the amount per day. (7/28)*2 = 1/2 * 320,000 - $160,000.

LIQUIDATED DAMAGES - PERFORMANCE:

GE agrees to provide for payment of Liquidated Damages associated with failure to meet performance guarantees of GT output and heat rate, and STG output and heat rate. We understand that exact LD values have not been set, however the typical values of $600/Kw and $125,000/BTU are agreeable. Overall combined cycle design is the responsibility of Panda. GE reserves the right to perform its obligations under the equipment warranties. LD's will be payable only to the extent that Panda assesses such LD's for failure to meet required plant performance due to the performance of GE equipment on GE.

LIQUIDATED DAMAGES - OVERALL CAP:

Liquidated Damages shall be subject to an overall cap of thirty percent (30%) of the Contract Price.

ASSIGNMENT:

This Agreement may be assigned by Panda (to Raytheon Engineers & Constructors, Inc. without consent or to any other assignee with consent which will not be unreasonably withheld) or superceded by subsequent contract between Panda or such assignee and GE.

ACCEPTANCE:

Assuming the above proposal is acceptable, please sign below where indicated to evidence your agreement to the terms stated herein.

GE POWER SYSTEMS AND SALES

By:
Name:  Robert M. Terhune
Title:   General Manager Southwest


PANDA PARIS POWER, LLC

By:
Name:  Darol S. Lindloff
Title:    President

                                  SCHEDULE A
                               ($ IN MILLIONS)

PAYMENT SCHEDULE:
The Payment Schedule is as follows:            CASH ONLY       L/C     CASH


      07/02/98............................      $ 1.0          $0     $ 1.0
      08/01/98............................         .5            .5       0
      08/15/98............................         .6            .6       0
      09/01/98............................         .6            .6       0
      09/15/98............................        1.2           1.2       0
      10/01/98............................        1.2           1.2       0
      10/15/98............................        1.35          1.35      0
      11/01/98............................        1.35          1.35      0
      11/15/98............................        1.9           0       12.0
      12/01/98............................        1.9           0        0
      12/15/98............................        2.1            .7      0
      12/24/98............................       33.0           0       33.0
      01/01/99............................        (to be determined taking
      02/01/99............................        into account the revised
      03/01/99............................        equipment delivery dates
      04/01/99............................        and a revised commercial
      05/01/99............................        operations date of
      06/01/99............................        August 1, 1998,  as
      07/01/99............................        1998, as discussed between
      08/01/99............................        GE and Panda on July 2,
      09/01/99............................        1998)
      10/01/99............................
      11/01/99............................
      12/01/99............................
      08/01/00............................

o   all dollars US

                                   SCHEDULE B
                                 ($ IN MILLIONS)

CUMULATIVE TERMINATION CHARGES:

Should Panda terminate this contract, the following cumulative termination charges will apply:

      07/02/98............................       $ 1.0
      08/01/98............................         1.5
      08/15/98............................         2.1
      09/01/98............................         2.7
      09/15/98............................         3.9
      10/01/98............................         5.1
      10/15/98............................         6.45
      11/01/98............................         7.8
      11/15/98............................         9.7
      12/01/98............................        11.6
      12/15/98............................        13.7
      01/01/99............................        15.8
      02/01/99............................        (to be determined taking
      03/01/99............................        into account the revised
      04/01/99............................        equipment delivery dates
      05/01/99............................        and a revised commercial
      06/01/99............................        operations date of
      07/01/99............................        August 1, 1998, as
      08/01/99............................        discussed between
      09/01/99............................        GE and Panda on July 2,
      10/01/99............................        1998)
      11/01/99............................
      12/01/99............................
      08/01/00............................

                             STEAM TURBINE-GENERATOR

3.1   MAJOR EQUIPMENT DESCRIPTION

      3.1.1 TURBINE

            One (1) 3,600 RPM reheat, double flow, 40 inch last stage bucket, steam turbine designed for nominal inlet throttle steam conditions of 1846 psig, 1050(Degree)F, with 1050(Degree)F reheat temperature, exhausting to 3.56" HgA, will include:

            o     Forged steel rotor with integral wheel geometry
                  -     Mechanically attached, aerodynamic impulse type buckets
                  -     Shroud bands at bucket tips
                  -     Integral thrust runner and generator coupling
                  -     Designed for thermal cyclic operation

            o     Cast alloy steel casing construction
                  - Casings split and machine ground at horizontal centerline (for easier maintenance)

            o     Fabricated steel exhaust casing

            o     Centerline supported diaphragms
                  -     Welded steel construction
                  -     Split and keyed at horizontal joint
                  -     Contains high performance nozzle profiles
                  -     Support of spring-backed interstage shaft packing
                  -     Contains radial spill strips (as required)
                  - Contains moisture removal devices in high moisture regions (ears, dams and orifices)

            o     Cast babbitt-on-steel journal bearing design
                  -     Replaceable without removing turbine casing upper half
                  - Bently-Nevada(R) probe assemblies for X+Y vibration monitoring

            o     Front standard containing
                  -     Pivoted shoe thrust bearing
                  - Three axial position probes for thrust position monitoring
                  - Tilt pad journal bearing design with Bently-Nevada(R) X+Y vibration probes
                  -     Speed pick-ups

            o     Combined GE inlet stop and control valves

                  -     Integral wire mesh strainers
                  -     Hard stem valve packing
                  - Hydraulic actuator assemblies (including power cylinder, servo valve and feedback transducers)
                  -     Stop valve hydraulic line flushing valve
                  -     On-line test of valve stem freedom
                  -     Valve supports
                  -     Located off chest
                  -     Air operated before and after seat drain valves
                  - Blowdown cover/gasket, acid wash cover and seat blanking assembly

            o     GE reheat valves
                  -     Integral wire mesh strainers
                  -     Hard stem valve packing
                  - Hydraulic actuator assemblies (including power cylinder, servo valve and feedback transducers)
                  -     Stop valve hydraulic line flushing valve
                  -     On-line test of valve stem freedom
                  -     Valve supports

            o     Admission valves
                  -     High performance butterfly type
                  - Hydraulic actuator assembly including power cylinder, servovalve and feedback transducers

            o     Exhaust casing blowout diaphragm, with one spare

            o     Lagging
                  -     Specifications for thermal lagging and piping insulation
                  - Appearance lagging/enclosure for HP/IP casing (outdoor installation)
                  - Thermal lagging to maintain a maximum surface temperature of 140(Degree)F at the 69(Degree)F ambient day
                  - Acoustic treatment to lagging as required to meet site acoustic level requirements - 85 dba (near field)

3.1.1.1     SEPARATE LUBRICATION AND HYDRAULIC OIL SYSTEMS

3.1.1.1.1   LUBRICATION SYSTEM

            o Welded steel oil reservoir shipped fully assembled, wired and sealed after factory flushing, including:
                  - Two (2) AC motor-driven vapor extractors and damper valves
                  -     Oil separator on vapor extractor suction
                  -     Oil return tray and screen

                  -     Bearing pressure regulator
                  - Connections for oil supply to generator shaft seal system
                  - Permissive valve for maintaining oil supply to generator seals during bearing inspection
                  -     Terminal strips for field wiring
                  -     Relief and access doors
                  -     Connections for draining and cleaning
                  -     Provisions for lifting fully assembled reservoir
                  -     CO2 connections

            o Two (2) full capacity AC motor-driven lube and seal oil pumps, including:
                  -     Inlet strainer baskets
                  -     Starting pressure switches
                  -     Service capability without draining reservoir

            o     One (1) DC motor-driven emergency lube oil pump including:
                  -     Inlet strainer basket
                  -     Starting pressure switch
                  -     Service capability without draining reservoir
                  -     DC motor starter

            o     One (1) DC motor driven emergency seal oil pump including:
                  -     Inlet strainer basket
                  -     Starting pressure switch
                  -     Service capability without draining reservoir
                  -     DC motor starter

            o     Two (2) full capacity oil coolers
                  -     Mounted on end of reservoir
                  - Designed for fresh cooling water with maximum conditions of 105(Degree)F (35(Degree)C) and 125 psig (8.78 kg/cm2)
                  -     Cooling water regulator sensor
                  -     3-way diverter valve

            o     Pump test system

            o     Control instrumentation console with manual pump test valves

3.1.1.1.2   HYDRAULIC POWER UNIT FOR USE WITH FIRE RESISTANT FLUID

            o     Stainless steel reservoir with cleanout and drains

            o Two (2) AC motor-driven, pressure-compensated variable displacement type pumps with automatic air bleed valve for starting, and relief valve for overpressure

            o     High-pressure filters after pump discharge

            o     Stainless steel interconnecting piping on reservoir

            o     Gas charged fluid accumulators

            o     Emergency trip system
                  -     Two (2) normally energized DC trip devices (ETD's)
                  - Off-line testing capability of each ETD (generator breaker open)

            o     Manual hydraulic header bypass for cold start

            o Pre-wired at the factory with all external connections (excluding motors) made to terminals or terminal boards

            o     Air dryer and reservoir vent (desiccant type)

            o Heating and cooling system with thermostat to maintain fluid temperature, incorporating a single, 100% capacity, air/fluid heat exchanger

            o     Fluid conditioning unit including:
                  -     Circulating pump
                  -     Selexsorb filter and cartridge type polishing filter
                  -     Connections for filling and draining the unit

            o     Instrument panel with test valves and gauges

3.1.1.1.3   LUBE OIL CONDITIONING SYSTEM

            o    Turbo-TOC KLC-30 lube oil conditioner
                  -     Skid mounted, pressure coalescing system
                  -     Removes up to 99.5% of free and emulsified water
                  - Removes up to 98.7% of solid contaminants when used in conjunction with the full-flow filters

3.1.2        CONTROL SYSTEM

3.1.2.1      GE MARV V TMR (TRIPLE MODULAR REDUNDANT)

             o   Control functions
                  -     Speed control
                  -     Load/load limit (valve position)
                  -     Load runback from external signal
                  -     Inlet pressure limiting

                  - Auto transfer between inlet pressure control and speed/load functions
                  -     Remote speed raise/lower contact inputs
                  -     Remote speed/load contact inputs
                  -     Megawatt control

            o     Turbine Generator Protectives
                  -     Speed, three (3) channels
                  - Emergency overspeed, three (3) channels with two-out-of-three voting logic
                  -     Axial position alarm and trip, three channels
                  - Bearing vibration (Bently-Nevada(R)), "X" and "Y" directions
                  -     Differential expansion alarm and trip
                  -     Eccentricity
                  -     Exhaust pressure, temperature
                  -     Lube and control fluid pressure
                  -     Lube and control fluid level

            o     On and off-line testing
                  -     Primary overspeed
                  -     Electrical trip devices
                  -     Emergency overspeed

            o     Monitoring of discrete contact and variable signals

            o Automation of setpoints and ramps for speedset, load targets and ramp rates

            o     Operator controls consist of:
                  -     A personal computer (33 MHz, 486)
                  -     Color graphics CRT, 19" table-top mounted
                  -     Keyboard
                  -     Mouse or track ball
                  -     Trip and reset buttons
                  -     HP paint jet III color printer

            o     Redundant 115V or 230V AC primary power supplies

            o     NEMA 4 junction boxes

3.1.3       GENERATOR - HYDROGEN COOLED

            o     18,000 volts, 60 Hz

            o Line terminals and neutral terminals mounted at collector end of generator, leads down in lower-frame extension (terminal box)

            o     0.90 power factor (lagging)

            o Generator rotation - clockwise (viewed from collector end of the generator)

            o     Proximity probes and proximeters

            o     Conventional cooled stator

            o     Direct cooled rotor

                  - Rotor balanced to (less than or equal to) two (2.0) mils (peak-to-peak at 3600 rpm)
                  -     Ground brush rigging

            o     Generator terminal enclosure
                  -     Conventional cooled high voltage bushings (HVB)
                  -     Generator leads exit bottom
                  -     C400 CT's
                  - Line leads inboard of neutral leads at collector end of generator
                        - 36 inch centerline spacing for iso-phase bus connection
                        - Phase sequence left-center-right (RCL) as viewed from collector end (CE)

            o     Generator from prime painted

            o     Compact collector enclosure with ac lighting

            o     Generator cooling system
                  -     Generator hydrogen coolers
                        -     Four (4) vertical single-pass coolers
                        -     90-10 Cu-Ni tubes
                        -     Carbon steel tube sheets
                        -     ASME code stamp
                        -     Coolers shipped installed in generator

                  -     Hydrogen system
                        -     Gas purge control manifold - shipped loose
                        -     Removable spool piece for H2/CO2 gas supply

            o Lubrication system integral with steam turbine lubrication system
                  -     Bearing Lube Oil
                        -     One (1) oil drain sight flow per bearing
                        -     Lube oil pressure valve and gauge
                  -     Seal oil system
                        -     Seal oil control unit
                        -     Stainless steel seal oil feed piping

                        -     Carbon steel seal oil drain piping
                        -     Seal drain enlargement liquid level detector
                        -     Two (2) carbon steel seal drain enlargement
                        -     Carbon steel float trap

            o     Bearings
                   -     Bearings drain electronic temperature device - one (1)
                        dual element

            o     Generator temperature monitoring devices
                  -     Nine (9) stator slot RTD's
                  -     Collector air inlet RTD
                  -     Collector air outlet RTD
                  -     GTG-2 common cold gas RTD (for customer's use)
                  -     RTD's are 100 ohm platinum

            o     Static bus fed excitation system
                  -     Forced air cooled potential source
                  -     EX2000 digital controls
                  -     Under excitation limited (UEL)
                  -     Reactive current compensator

            o     Generator collector ring assembly
                  -     Two (2) shrunk-on rings
                  -     Shaft-mounted fan

            o     Compact collector enclosure
                  -     Structural steel brush holder rigging base
                  -     AC lighting and convenience outlets

3.1.3.1     GENERATOR CONTROL PANEL (MOUNTED IN CUSTOMER CONTROL ROOM)

3.1.3.1.1   GENERATOR CONTROL PANEL FEATURES (SHIP LOOSE)

3.1.3.1.1.1 GENERATOR BREAKER TRIP SWITCH (52G/CS)

3.1.4       AC MOTOR-DRIVEN TURNING GEAR

            o     Engaging lever for local manual engagement

            o     Engage and disengage limit switches

            o Solenoid valve in air supply used for remote or automatic engagement

            o Pressure switch interlock to prevent operation without adequate lube oil supply

            o     Hand crank provisions for emergency manual operation

            o     Remote jog pushbutton extension cable, with remote jog control